DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
Delaware Global Value Fund
Delaware International Value Equity Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Class A, Class B, Class C, and Class R Prospectus
dated March 30, 2009

Effective September 11, 2009, Delaware Management Company has changed the voluntary expense cap for the Funds as set forth in the tables below.

The following replaces the information in the section entitled, “What are the Funds’ fees and expenses?” on pages 14-16.

What are the Funds’ fees and expenses?
Sales charges are fees paid directly from your investments when you buy or sell shares of the Funds. You do not pay sales charges when you buy or sell Class R shares.

CLASS	A	B	C	R
Maximum sales charge (load) imposed on
purchases as a percentage of offering price	5.75%	none	none	none
Maximum contingent deferred sales charge
(load) as a percentage of original purchase price
or redemption price, whichever is lower	none[1]	4.00%[2]	1.00%[3]	none
Maximum sales charge (load) imposed on
reinvested dividends	none	none	none	none
Redemption fees	none	none	none	none
Exchange fees[4]	none	none	none	none

Annual fund operating expenses are deducted from the Funds’ assets.5

CLASS	A	B	C	R
Delaware International Value Equity Fund
Management fees[6]	0.83%	0.83%	0.83%	0.83%
Distribution and service (12b-1) fees	0.30%	1.00%	1.00%	0.60%[7]
Other expenses	0.36%	0.36%	0.36%	0.36%
Total annual fund operating expenses	1.49%	2.19%	2.19%	1.79%
Fees waivers and payments	none	none	none	(0.10%)
Net expenses	1.49%	2.19%	2.19%	1.69%
Delaware Emerging Markets Fund
Management fees[6]	1.23%	1.23%	1.23%	1.23%
Distribution and service (12b-1) fees	0.30%[7]	1.00%	1.00%	0.60%[7]
Other expenses	0.35%	0.35%	0.35%	0.35%
Total annual fund operating expenses	1.88%	2.58%	2.58%	2.18%
Fees waivers and payments	(0.05%)	none	none	(0.10%)
Net expenses	1.83%	2.58%	2.58%	2.08%
Delaware Global Value Fund
Management fees[6]	0.85%	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.30%[7]	1.00%	1.00%	0.60%[7]
Other expenses	0.61%	0.61%	0.61%	0.61%
Total annual fund operating expenses	1.76%	2.46%	2.46%	2.06%
Fees waivers and payments	(0.05%)	none	none	(0.10%)
Net expenses	1.71%	2.46%	2.46%	1.96%

1 A purchase of Class A shares of $1 million or more may be made at net asset value (NAV). However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge (CDSC) may be permitted from time to time and will be disclosed in the Prospectus if they are available.

2 If you redeem Class B shares during the first year after you buy them, you will pay a CDSC of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

3 Class C shares redeemed within one year of purchase are subject to a 1.00% CDSC.

4 Exchanges are subject to the requirements of each Delaware Investments® Fund. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

5 In periods of market volatility, during which asset levels may fluctuate substantially, the Funds’ annual fund operating expenses may vary from the numbers shown in the tables above.

6 The Funds’ investment manager (Manager) has agreed to voluntarily waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 plan expenses, taxes, interest, inverse floater program expenses, brokerage fees, short sale and dividend interest expenses, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding, in an aggregate amount, 1.35%, 1.75%, and 1.30% of the average daily net assets of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware Global Value Fund, respectively, from September 11, 2009 until such time as the voluntary expense caps are discontinued. These fee waivers and expense reimbursements apply only to expenses paid directly by the Funds, and may be discontinued at any time because they are voluntary. The fees and expenses shown in the annual fund operating expenses table above do not reflect these voluntary expense caps.

7 For Delaware International Value Equity Fund, the Funds’ distributor, Delaware Distributors, L.P. (Distributor), has contracted to waive the Class R shares’ 12b-1 fee from April 1, 2009 through March 31, 2010 to no more than 0.50% of average daily net assets of the Fund. For Delaware Emerging Markets Fund and Delaware Global Value Fund, the Distributor has contracted to limit the Class A shares’ and Class R shares’ 12b-1 fees from April 1, 2009 through March 31, 2010 to no more than 0.25% and 0.50%, respectively, of average daily net assets of each Fund.

This example is intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds with similar investment objectives. The example shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. The Funds’ actual rates of return may be greater or less than the hypothetical 5% return we use here. This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

			(if redeemed)		(if redeemed)
Class	A	B1	B1	C	C	R
Delaware International Value Equity Fund
1 year	$718	$222	$622	$222	$322	$172
3 years	$1,019	$685	$960	$685	$685	$554
5 years	$1,341	$1,175	$1,400	$1,175	$1,175	$960
10 years	$2,252	$2,347	$2,347	$2,524	$2,524	$2,097
Delaware Emerging Markets Fund
1 year	$750	$261	$661	$261	$361	$211
3 years	$1,127	$802	$1,077	$802	$802	$673
5 years	$1,528	$1,370	$1,595	$1,370	$1,370	$1,160
10 years	$2,646	$2,744	$2,744	$2,915	$2,915	$2,506
Delaware Global Value Fund
1 year	$739	$249	$649	$249	$349	$199
3 years	$1,093	$767	$1,042	$767	$767	$636
5 years	$1,470	$1,311	$1,536	$1,311	$1,311	$1,099
10 years	$2,525	$2,624	$2,624	$2,796	$2,796	$2,382

1 The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

Please keep this Supplement for future reference.

This Supplement is dated September 9, 2009.